UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period :	December 1, 2012 — November 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Annual report
11|30|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Annual report
11 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	25

Federal tax information	70

About the Trustees	71

Officers	73

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that 2013 has drawn to a close, a sigh of relief may be in order. The performance of financial markets in the United States and around the world has been better than many had anticipated at the start of the year, despite challenges such as fiscal woes, political wrangling, and geopolitical conflicts.

It appears that most developed economies are in recovery. The U.S. unemployment picture is improving, and economic growth has remained positive. Europe emerged from a multi-year recession in 2013, with growth in the 17-nation eurozone turning positive for the past two calendar quarters. The Japanese government’s aggressive stimulus policies have fostered growth, while China appears to have avoided a major slowdown.

Headwinds remain, however. The positive economic news makes it more likely that the Federal Reserve will taper its $85-billion-a-month bond-buying stimulus program. The end of this unprecedented initiative may test the stability of the recovery. Meanwhile, Washington lawmakers continue to assert different visions for the long-term federal budget, and may again resort to using the debt ceiling as a political instrument, which may unsettle markets.

With uncertainties still ahead, innovative and alternative investment ideas and approaches can be quite helpful to investors. In seeking returns for our shareholders, Putnam’s investment professionals employ fundamental research, active investing, and risk management strategies, and our diverse set of products is designed to address a wide range of financial goals.

It is also important to rely on the advice of your financial advisor, who can help guide you toward your investment goals, based on your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information with the bond’s upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	High Yield Advantage Fund

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the 12 months ended November 30, 2013?

High-yield bonds as well as other spread sectors — sectors that trade at a yield premium to U.S. Treasuries — posted gains in the final quarter of 2012, as investors stopped focusing on what might go wrong in the global economy and concentrated instead on where the greatest opportunities for returns existed. As we moved into the early months of 2013, credit-sensitive fixed-income securities continued to benefit from a more favorable economic backdrop and the tailwind of increased global liquidity that resulted from accommodative monetary policy in the United States and overseas. In May, however, the market environment changed, as concern about higher interest rates weighed on sentiment, leading investors to take profits. A debate that began in May about when the Federal Reserve would begin reducing its bond-buying program intensified in June, when Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus program later in 2013, and end it by mid-2014, sooner than investors expected. Investors reacted to this potential shift in Fed monetary policy by selling bonds across all global market sectors, driving rates higher and yield spreads wider.

After spiking in June, interest rates remained elevated until mid-September, due to uncertainty about when the central bank would actually start the process of trimming its bond purchases. However, seeing a more

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/13. See pages 4 and 11–14 for additional fund performance information. Index descriptions can be found on pages 16–17.

High Yield Advantage Fund	5

uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten. The rally was further fueled when President Obama signed a short-term bill on October 17 that raised the U.S. debt ceiling and funds the federal government through January 15, 2014, which ended a partial government shutdown.

Against this backdrop, high-yield bonds and floating-rate bank-loan securities outpaced most other fixed-income sectors and were among the few groups to achieve solidly positive returns for the period as a whole. Within the high-yield market, issuance of new bonds reached a record of more than $375 billion, with a majority of the new-issue activity being used to refinance older, higher-coupon debt. By credit rating, CCC/Caa-rated bonds outperformed higher-rated high-yield bonds by a large margin. At the industry level, broadcasting was the best-performing group while cable and satellite was the weakest-performing group. At period-end, the high-yield default rate stood at 0.69%,

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	High Yield Advantage Fund

its lowest level since December 2007, and considerably below the long-term average of 4.0%.

Before we discuss the fund’s performance, would you briefly summarize your investment philosophy and process?

From a philosophical perspective, we believe the potential to outperform in the high-yield market comes from pursuing capital appreciation in bonds that are backed by improving corporate fundamentals. Consistent with this philosophy, we have an unwavering commitment to rigorous fundamental research. We have three portfolio managers who are sector specialists in the following areas: information technology and telecommunications, cyclical industries, and non-cyclical industries. They work in conjunction with Putnam’s industry analysts to conduct research and construct the portfolio. In conducting credit research, we employ classic financial analysis, while also evaluating companies according to the following characteristics: sustainable competitive advantage, viability of the capital

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Advantage Fund	7

structure, free-cash-flow trends, and adequate downside protection. Our investment process is a blend of “top down,” based on our views of the market’s fundamental, valuation, and technical characteristics, and “bottom up” by which we build the portfolio using the insights we gained from our fundamental research.

What factors influenced the fund’s relative performance?

At the sector/industry level, overweighting cable and satellite, gaming/lodging/leisure, and financials, along with strong security selection in automotive and services, provided the greatest boost to the fund’s results versus the index. Conversely, holding lighter-than-benchmark stakes in industrials, metals and mining, diversified media, transportation, and consumer products detracted from relative performance and caused the fund to lag its benchmark.

In general, the fund was underweight in higher-quality high-yield bonds — those rated BB or Ba — with more emphasis on the middle- and lower-quality market tiers. We offset this positioning with a stake in bank-loan securities, and also held a cash buffer to help bring portfolio credit risk to near neutral versus the benchmark. This positioning aided the fund’s return versus the benchmark because we owned securities

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

8	High Yield Advantage Fund

with higher yield spreads and, as noted above, the lower-credit-quality market tier meaningfully outpaced the higher-quality tier.

Which holdings helped versus the index?

Travelport, a provider of computerized registration systems to the travel industry, was the top individual contributor, as the company witnessed a substantial year-over-year increase in online bookings, and also resolved a long-standing dispute with American Airlines.

Additional contributors included hotel and casino operator Caesars Entertainment, global payment-processing company First Data, telecommunication services provider Sprint Communications, and satellite services company Intelsat.

Which investments weren’t as productive?

Exide Technologies, which makes lead-acid batteries for cars and other machines, was the biggest detractor. The company has suffered from declining profitability, due in part to steep restructuring expenses, weaker-than-expected demand in some markets, and higher lead-input costs. Exide filed for bankruptcy protection in June 2013.

The fund reduced its dividend rate soon after the period ended. What factors led to that decision?

The fund’s monthly distribution rate per class A share was lowered from $0.031 to $0.027 in December 2013. This reduction resulted from the consistent refinancing of existing high-yield debt that occurred during the period whereby higher-coupon older bonds were replaced with lower-coupon securities. Similar reductions were made to other share classes.

What is your outlook for the high-yield market over the coming months?

At period-end, the fundamental backdrop for high-yield bonds remained solid, issuers were in reasonably good financial shape, and the default rate was still near historically low levels. U.S. economic growth looked to be on track and, in our view, could strengthen in 2014, while Europe appeared to be entering the early-cycle phase of an economic recovery. Overall, our outlook is positive, because high-yield bonds have historically done well during periods of moderate economic growth.

Given our generally constructive view of fundamentals, we believe the high-yield default rate could remain below 2% through 2014 and possibly longer. While high-yield spreads compressed during the period’s latter months, they were still above the euphorically tight levels that we saw in 2007 and remained closer to the historical average. Consequently, in light of our default forecast, we believe spreads are fairly attractive.

Where were you finding the most attractive investment opportunities?

We believe there are still compelling opportunities in the middle- and lower-quality tiers of the market. We also continue to like bank loans because many of the companies issuing these securities have refinanced the obligations that they accumulated during 2007–2009, and now sport what we believe are much stronger credit profiles. Additionally, bank-loan securities, as well as middle- and lower-quality high-yield bonds, tend to be less sensitive to interest-rate movements, which, in our view, could provide the fund with some degree of insulation if interest rates move higher in 2014.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary

High Yield Advantage Fund	9

in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

The U.S. unemployment rate has been on a steady decline as of late, recently dipping to 7% for the first time in five years. In what was the first full assessment of the nation’s jobs picture since the 16-day partial government shutdown in early October, the lower unemployment rate is a clear indicator that the U.S. economy has measurably improved since the 2008 financial crisis that rattled markets and economies worldwide. The unemployment rate peaked at 10% in October 2009, according to the Labor Department. The improving job situation also means that the Federal Reserve may be more inclined to begin winding down its $85-billion-a-month asset purchase program in the near future. The Fed’s stimulus efforts have helped keep interest rates low with the goal of fostering economic growth and lowering unemployment. The central bank has stated that it would start tapering its quantitative-easing program when it sees “real and sustainable” progress in job gains.

10	High Yield Advantage Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.83%	7.67%	7.56%	7.56%	7.01%	7.01%	7.54%	7.41%	7.57%	8.02%

10 years	119.69	110.90	107.11	107.11	103.42	103.42	114.31	107.34	114.61	125.18
Annual average	8.19	7.75	7.55	7.55	7.36	7.36	7.92	7.56	7.94	8.46

5 years	121.60	112.73	113.24	111.24	113.46	113.46	118.90	111.79	119.01	124.44
Annual average	17.25	16.30	16.35	16.13	16.38	16.38	16.96	16.19	16.97	17.55

3 years	28.93	23.77	25.82	22.82	25.95	25.95	27.96	23.81	27.97	29.84
Annual average	8.84	7.37	7.96	7.09	8.00	8.00	8.57	7.38	8.57	9.10

1 year	7.84	3.52	6.98	1.98	7.01	6.01	7.64	4.14	7.64	8.10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after 8 years.

High Yield Advantage Fund	11

Comparative index returns For periods ended 11/30/13

	JPMorgan Developed High	Lipper High Yield Funds
	Yield Index	category average*

Annual average (life of fund)	—†	7.48%

10 years	137.68%	104.90
Annual average	9.04	7.40

5 years	154.58	120.51
Annual average	20.55	17.05

3 years	35.29	27.77
Annual average	10.60	8.50

1 year	9.33	7.78

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/13, there were 552, 455, 392, 267, and 21 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,711 and $20,342, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $20,734. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $21,461 and $22,518, respectively.

12	High Yield Advantage Fund

Fund price and distribution information For the 12-month period ended 11/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.387		$0.339	$0.339	$0.375		$0.375	$0.400

Capital gains	—		—	—	—		—	—

Total	$0.387		$0.339	$0.339	$0.375		$0.375	$0.400

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/12	$6.12	$6.38	$5.99	$5.97	$6.11	$6.32	$6.11	$6.34

11/30/13	6.20	6.46	6.06	6.04	6.19	6.40	6.19	6.44

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate[1]	6.00%	5.76%	5.35%	5.36%	5.82%	5.63%	5.82%	5.96%

Current 30-day SEC yield[2]	N/A	4.31	3.75	3.75	N/A	4.11	4.25	4.74

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

High Yield Advantage Fund	13

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.82%	7.67%	7.55%	7.55%	7.01%	7.01%	7.53%	7.40%	7.56%	8.01%

10 years	115.26	106.65	103.30	103.30	99.67	99.67	110.00	103.17	110.29	120.68
Annual average	7.97	7.53	7.35	7.35	7.16	7.16	7.70	7.35	7.72	8.24

5 years	113.20	104.67	105.85	103.85	105.55	105.55	110.63	103.78	110.73	116.10
Annual average	16.35	15.40	15.53	15.31	15.50	15.50	16.07	15.30	16.08	16.66

3 years	26.81	21.74	24.15	21.15	24.06	24.06	25.87	21.78	25.87	27.77
Annual average	8.24	6.78	7.48	6.60	7.45	7.45	7.97	6.79	7.97	8.51

1 year	6.81	2.53	5.94	0.94	5.96	4.96	6.43	2.97	6.43	7.10

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended
11/30/12	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Annualized expense ratio for
the six-month period ended
11/30/13*	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

14	High Yield Advantage Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2013, to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.28	$9.06	$9.06	$6.54	$6.54	$4.01

Ending value (after expenses)	$1,024.10	$1,018.80	$1,018.90	$1,023.10	$1,023.10	$1,025.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2013, use the following calculation method. To find the value of your investment on June 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.27	$9.05	$9.05	$6.53	$6.53	$4.00

Ending value (after expenses)	$1,019.85	$1,016.09	$1,016.09	$1,018.60	$1,018.60	$1,021.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Advantage Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16	High Yield Advantage Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2013, Putnam employees had approximately $427,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Advantage Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	High Yield Advantage Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

High Yield Advantage Fund	19

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and

20	High Yield Advantage Fund

(ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average

High Yield Advantage Fund	21

for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 514, 440 and 380 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under

22	High Yield Advantage Fund

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management

High Yield Advantage Fund	23

contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contract, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

24	High Yield Advantage Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Advantage Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund (the fund), including the fund’s portfolio, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 8, 2014

26	High Yield Advantage Fund

The fund’s portfolio 11/30/13

CORPORATE BONDS AND NOTES (88.8%)*		Principal amount	Value

Advertising and marketing services (0.3%)
Griffey Intermediate, Inc./Griffey Finance Sub LLC 144A sr.
notes 7s, 2020		$1,765,000	$1,376,700

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		1,340,000	1,381,875

			2,758,575
Automotive (1.0%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		1,810,000	2,058,875

General Motors Co. 144A sr. unsec. notes 6 1/4s, 2043		415,000	421,224

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		655,000	623,888

Navistar International Corp. sr. notes 8 1/4s, 2021		2,574,000	2,638,350

Schaeffler Finance BV company guaranty sr. notes Ser. REGS,
8 3/4s, 2019 (Netherlands)	EUR	210,000	324,584

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)		$853,000	970,288

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)		565,000	646,925

Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021 (Netherlands)		1,045,000	1,042,387

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		1,080,000	1,231,200

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021		475,000	489,250

			10,446,971
Basic materials (8.4%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)		549,000	592,975

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)		2,190,000	2,770,402

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)		1,415,000	1,379,625

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		3,045,000	2,900,363

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018		2,079,000	2,237,523

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020		2,280,000	2,382,600

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)		965,000	925,194

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		2,935,000	3,133,113

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)		1,145,000	1,268,087

Cemex SAB de CV 144A company guaranty sr. notes 7 1/4s,
2021 (Mexico)		700,000	709,625

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)		1,575,000	1,594,688

Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s,
2019 (Mexico)		1,385,000	1,357,300

CPG Merger Sub LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021		1,060,000	1,105,050

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)		540,000	534,708

High Yield Advantage Fund	27

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Basic materials cont.
Exopack Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	$1,375,000	$1,378,437

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	965,000	1,022,900

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	930,000	1,039,275

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	2,020,000	2,136,150

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	755,000	815,400

FQM Akubra, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	375,000	391,875

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	1,100,000	1,083,500

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	2,200,000	2,332,000

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	1,825,000	2,180,874

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	1,045,000	1,064,594

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	1,020,000	1,005,975

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	2,145,000	2,228,119

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	1,915,000	2,144,800

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	1,860,000	2,055,300

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	1,760,000	1,733,600

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	1,530,000	1,357,874

Ineos Finance PLC 144A company guaranty sr. notes 8 3/8s,
2019 (United Kingdom)	830,000	922,338

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	375,000	410,625

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)	2,305,000	2,319,405

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	2,535,000	2,908,912

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	1,705,000	1,884,025

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020	1,065,000	1,110,263

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020	1,552,000	1,629,600

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	920,000	952,200

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	485,000	478,162

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	1,030,000	1,153,600

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)	994,000	1,026,304

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	1,925,000	2,059,750

28	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Basic materials cont.
PQ Corp. 144A sr. notes 8 3/4s, 2018	$1,905,000	$2,076,450

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	1,360,000	1,530,000

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	1,275,000	1,341,937

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	1,060,000	1,030,850

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)	1,210,000	1,248,555

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)	915,000	999,638

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020	115,000	125,063

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	270,000	293,625

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	1,610,000	1,746,850

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	190,000	188,575

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	2,820,000	3,207,750

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	425,000	448,375

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	1,530,000	1,616,063

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	1,355,000	1,356,693

USG Corp. sr. unsec. notes 9 3/4s, 2018	555,000	649,350

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	330,000	342,375

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023	2,650,000	2,544,000

		84,463,259
Broadcasting (2.7%)
Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021	805,000	813,050

Clear Channel Communications, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2019	3,395,000	3,462,900

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	2,375,000	2,499,688

Clear Channel Worldwide Holdings, Inc. sr. unsec. notes
6 1/2s, 2022	1,745,000	1,801,713

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	1,485,000	1,562,963

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	1,590,000	1,808,625

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020	1,255,000	1,320,888

Gray Television, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2020	905,000	952,513

LIN Television Corp. company guaranty sr. unsec. notes
6 3/8s, 2021	625,000	641,406

High Yield Advantage Fund	29

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Broadcasting cont.
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	$2,610,000	$2,760,074

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	655,000	645,175

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	650,000	658,938

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021	1,850,000	1,900,875

Sirius XM Holdings, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	2,095,000	2,152,612

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	1,010,000	1,085,750

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	1,823,000	2,018,973

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	1,265,000	1,407,312

		27,493,455
Building materials (1.0%)
Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	1,360,000	1,468,800

Building Materials Corp. 144A sr. notes 7s, 2020	640,000	688,000

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	715,000	770,413

Jeld-Wen, Inc. 144A sr. notes 12 1/4s, 2017	1,592,000	1,810,900

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	2,115,000	2,318,568

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	2,160,000	2,381,400

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	410,000	453,050

Owens Corning company guaranty sr. unsec. notes 9s, 2019	424,000	526,290

		10,417,421
Cable television (3.0%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,190,000	1,377,425

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	470,000	524,050

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	525,000	588,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	1,655,000	1,729,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	3,115,000	2,951,462

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	155,000	168,563

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	750,000	780,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	2,115,000	1,982,813

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	1,545,000	1,631,906

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	1,710,000	1,846,800

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	1,600,000	1,852,000

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	1,605,000	1,729,388

Lynx I Corp. 144A sr. notes 5 3/8s, 2021 (United Kingdom)	740,000	754,800

Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023
(United Kingdom)	740,000	762,200

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	1,110,000	1,182,150

30	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.8%)* cont.		Principal amount	Value

Cable television cont.
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$1,370,000	$1,328,900

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	995,000	1,006,331

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		$735,000	795,474

Videotron, Ltd. company guaranty sr. unsec. unsub. notes
6 7/8s, 2021 (Canada)	CAD	340,000	346,566

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$2,573,000	2,521,540

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		4,200,000	4,672,500

			30,532,343
Capital goods (6.6%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		4,631,000	4,897,283

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		3,900,000	4,387,500

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡		523,522	560,169

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. notes 4 7/8s, 2022 (Ireland)		770,000	748,825

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		1,525,000	1,528,812

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		410,000	451,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		525,000	538,125

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		705,000	820,444

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. sub. notes Ser. REGS, 9 1/2s, 2017	EUR	960,000	1,353,887

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		$1,915,000	2,029,900

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		585,000	582,075

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		755,000	858,813

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		2,270,000	2,479,974

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		230,000	246,963

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023		1,360,000	1,261,400

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	370,000	536,134

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		$835,000	866,313

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		1,730,000	1,288,850

Gestamp Funding Luxembourg SA 144A sr. notes 5 5/8s,
2020 (Luxembourg)		1,555,000	1,580,346

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		1,339,000	1,449,468

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		2,863,000	3,669,584

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		2,695,000	2,721,950

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		2,865,000	2,721,750

High Yield Advantage Fund	31

CORPORATE BONDS AND NOTES (88.8%)* cont.		Principal amount	Value

Capital goods cont.
Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018		$2,150,000	$2,246,750

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		1,560,000	1,653,600

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		1,200,000	1,245,000

Reynolds Group Issuer, Inc. Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		985,000	1,093,350

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		1,745,000	1,788,625

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		3,165,000	3,505,237

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		635,000	679,450

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		200,000	210,500

Schaeffler Holding Finance BV 144A company guaranty sr.
notes 6 7/8s, 2018 (Netherlands) ‡‡		1,670,000	1,770,200

Schaeffler Holding Finance BV 144A sr. unsec. notes 6 7/8s,
2018 (Netherlands) ‡‡	EUR	825,000	1,198,080

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		$1,530,000	1,675,350

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		1,215,000	1,290,938

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		2,550,000	2,632,875

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017		1,905,000	2,038,350

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020		1,230,000	1,269,975

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		2,100,000	2,257,500

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021		1,410,000	1,364,175

WESCO Distribution, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2021		365,000	366,825

			65,866,345
Coal (0.7%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		1,410,000	1,205,550

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		2,100,000	2,283,750

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		2,085,000	2,204,888

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016		550,000	620,125

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018		225,000	239,063

			6,553,376

32	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Commercial and consumer services (2.2%)
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	$2,350	$2,365

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	645,000	649,838

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	940,000	1,085,700

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	3,590,000	4,146,450

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	1,570,000	1,675,975

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)	2,285,000	2,293,604

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡	2,430,000	2,484,675

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	2,330,000	2,429,025

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	1,945,000	2,175,969

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	2,340,000	2,585,700

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	940,000	951,750

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	1,631,332	1,721,055

		22,202,106
Consumer (0.3%)
Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018	1,925,000	1,968,313

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	90,000	95,400

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	110,000	117,013

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	1,120,000	1,201,200

		3,381,926
Consumer staples (6.1%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	1,430,000	1,315,600

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	760,000	782,800

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	1,974,000	2,117,114

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	470,000	549,900

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	705,000	685,613

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	945,000	900,113

Barry Callebaut Services NV 144A company guaranty sr. unsec.
notes 5 1/2s, 2023 (Belgium)	1,075,000	1,092,344

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	550,000	612,563

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018	1,260,000	1,436,400

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	1,875,000	2,048,438

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	475,000	480,938

High Yield Advantage Fund	33

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Consumer staples cont.
Claire’s Stores, Inc. 144A sr. notes 9s, 2019	$2,150,000	$2,405,312

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	470,000	441,800

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	2,135,000	2,431,231

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	1,655,000	1,768,781

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	475,000	447,688

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	380,000	371,450

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	1,930,000	2,127,843

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	1,830,000	2,049,600

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	3,521,000	3,908,310

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	1,415,000	1,544,119

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	1,275,000	1,141,304

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	2,130,000	2,050,124

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	570,000	616,313

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	870,000	904,800

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020	945,000	980,438

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	480,000	498,000

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	540,000	583,200

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	2,465,000	2,575,924

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	1,455,000	1,549,574

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	3,580,000	3,902,200

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020	2,181,000	2,328,217

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	1,300,000	1,378,000

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022	180,000	190,800

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018	2,040,000	2,162,400

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021	2,295,000	2,274,918

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019	515,000	579,375

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020	2,780,000	3,207,425

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	445,000	498,400

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	1,245,000	1,316,588

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021	360,000	369,000

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018	1,250,000	1,303,125

34	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.8%)* cont.		Principal amount	Value

Consumer staples cont.
United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		$1,165,000	$1,304,800

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		245,000	251,125

			61,484,007
Energy (oil field) (1.2%)
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		1,185,000	1,199,813

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021		1,700,000	1,772,250

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020		1,365,000	1,453,724

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021		1,785,000	1,825,163

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)		2,505,000	2,724,169

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)		1,410,000	1,452,300

Tervita Corp. 144A company guaranty sr. unsec. unsub. notes
9s, 2018 (Canada)	CAD	900,000	876,859

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		$455,000	459,550

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)		325,000	345,313

			12,109,141
Entertainment (1.2%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		1,365,000	1,559,513

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		255,000	277,950

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		945,000	926,100

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		480,000	462,600

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023		235,000	220,313

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		815,000	890,388

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 7/8s, 2020		1,720,000	1,715,700

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018		640,000	652,800

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025		980,000	926,100

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		1,570,000	1,542,525

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021		2,455,000	2,405,900

			11,579,889
Financials (9.1%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A sr.
unsec. notes 7 7/8s, 2020		1,700,000	1,772,250

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017		465,000	510,338

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021		996,000	1,033,350

High Yield Advantage Fund	35

CORPORATE BONDS AND NOTES (88.8%)* cont.		Principal amount	Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031		$1,000,000	$1,192,500

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020		795,000	954,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		2,300,000	2,696,750

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,331,000	1,583,890

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068		1,905,000	2,286,952

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)		1,780,000	1,686,550

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		1,885,000	2,007,524

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		285,000	273,956

CIT Group, Inc. company guaranty sr. notes 5s, 2023		975,000	953,063

CIT Group, Inc. sr. unsec. notes 5s, 2022		845,000	836,550

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		1,560,000	1,665,300

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		1,290,000	1,457,700

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		2,140,000	2,305,850

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019	EUR	565,000	763,085

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$1,820,000	1,683,500

CNO Financial Group, Inc. 144A company guaranty sr. notes
6 3/8s, 2020		965,000	1,032,550

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		760,000	834,100

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		1,675,000	1,457,250

Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,010,000	3,100,300

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		2,770,000	2,963,900

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 6.071s, perpetual maturity (Jersey)		1,155,000	1,150,669

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		1,800,000	2,036,825

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		650,000	635,161

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021		1,885,000	1,948,618

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		1,090,000	1,137,688

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020		1,495,000	1,534,243

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		1,440,000	1,580,400

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021		660,000	641,850

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		1,025,000	1,122,374

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R		1,255,000	1,462,075

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037		195,000	202,800

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		970,000	1,037,900

36	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.8%)* cont.		Principal amount	Value

Financials cont.
Lloyds Bank PLC jr. sub. FRN notes Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	1,265,000	$3,253,084

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		$640,000	686,400

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		780,000	807,300

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		550,000	570,625

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019		680,000	765,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		945,000	980,438

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		1,620,000	1,539,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018		880,000	891,000

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022		1,365,000	1,399,125

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020		685,000	719,250

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		1,275,000	1,252,688

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		910,000	903,175

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		2,325,000	2,377,312

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		1,915,000	2,058,625

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		2,160,000	2,170,800

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		1,515,000	1,545,300

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019		935,000	1,030,838

Residential Capital, LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †		1,112,672	1,201,686

Royal Bank of Scotland Group PLC jr. sub. FRN notes Ser. U,
7.64s, perpetual maturity (United Kingdom)		1,000,000	957,500

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds
7.648s, perpetual maturity (United Kingdom)		3,850,000	3,994,374

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		2,680,000	3,122,200

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		3,415,000	3,688,200

Springleaf Finance Corp. 144A sr. unsec. notes 7 3/4s, 2021		1,140,000	1,219,800

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020		800,000	788,000

Stearns Holdings, Inc. 144A bank guaranty sr. unsec. FRN notes
9 3/8s, 2020		2,493,000	2,574,023

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		1,650,000	1,757,250

			91,794,804
Gaming and lottery (1.9%)
Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 9s, 2020		2,680,000	2,606,300

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		545,000	554,538

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019		1,150,000	1,204,624

High Yield Advantage Fund	37

CORPORATE BONDS AND NOTES (88.8%)* cont.		Principal amount	Value

Gaming and lottery cont.
Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	1,385,000	$1,342,872

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		$655,000	635,350

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		900,000	958,500

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		1,145,000	1,225,150

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019		4,228,496	4,693,630

Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021		1,100,000	1,080,750

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		1,196,000	1,303,640

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		3,310,000	3,334,824

			18,940,178
Health care (7.3%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		1,945,000	2,008,212

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		1,480,000	1,539,200

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		1,200,000	1,290,000

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
144A company guaranty sr. unsec. notes 6s, 2021		1,645,000	1,686,125

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020		1,695,000	1,762,800

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		2,125,000	2,252,500

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		1,785,000	1,914,413

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	1,365,000	2,074,218

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$1,780,000	1,811,150

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		1,820,000	1,892,800

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		625,000	679,688

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		1,347,000	1,382,359

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	610,000	875,468

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$1,078,000	1,212,750

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		1,065,000	1,154,194

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		1,315,000	1,420,200

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		1,665,000	1,779,469

HCA, Inc. sr. notes 6 1/2s, 2020		5,040,000	5,562,900

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		410,000	456,125

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		2,980,000	3,196,050

38	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Health care cont.
Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡	$1,030,000	$1,060,900

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019	1,565,000	1,654,988

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	795,000	836,738

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019	770,000	864,325

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	3,710,000	4,257,224

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019	955,000	1,060,050

LifePoint Hospitals, Inc. 144A company guaranty sr. unsec.
notes 5 1/2s, 2021	455,000	456,705

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡	930,000	967,200

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	1,015,000	1,121,574

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	975,000	1,060,312

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	2,380,000	2,499,000

Service Corp. International/US sr. notes 7s, 2019	660,000	706,200

Service Corp. International/US sr. notes 7s, 2017	205,000	230,113

Service Corp. International/US sr. unsec. unsub. notes
6 3/4s, 2016	2,005,000	2,180,437

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	685,000	691,850

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	1,125,000	1,192,500

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	2,385,000	2,464,492

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	1,135,000	1,191,750

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	825,000	787,875

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,070,000	2,266,650

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	1,455,000	1,367,700

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	885,000	924,825

United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	1,140,000	1,276,800

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	250,000	268,125

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	1,480,000	1,587,300

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	280,000	295,400

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	780,000	833,625

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018	1,790,000	1,971,237

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	1,385,000	1,423,088

		73,449,604

High Yield Advantage Fund	39

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Homebuilding (2.2%)
Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	$750,000	$806,250

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	1,025,000	1,137,750

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	819,000	802,620

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	1,845,000	1,923,412

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	915,000	907,258

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	355,000	358,550

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021 R	1,665,000	1,719,113

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	435,000	458,925

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	630,000	584,325

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	2,695,000	2,910,600

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	1,355,000	1,327,900

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	2,070,000	2,390,850

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,140,000	1,174,200

PulteGroup, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2035	215,000	182,213

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	615,000	671,888

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	980,000	1,004,500

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	316,000	346,020

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	910,000	878,150

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	1,805,000	1,976,475

		21,560,999
Lodging/Tourism (1.3%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	1,105,000	1,176,825

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	1,733,000	1,854,310

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	450,000	438,750

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	2,235,000	2,536,724

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	535,000	591,175

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	1,110,000	1,193,250

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	1,440,000	1,695,600

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	915,000	1,020,225

40	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.8%)* cont.		Principal amount	Value

Lodging/Tourism cont.
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021		$360,000	$378,900

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		2,070,000	1,961,325

			12,847,084
Media (0.3%)
Nielsen Co. Luxembourg SARL (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)		1,680,000	1,730,400

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 4 1/2s, 2020		777,000	755,633

			2,486,033
Oil and gas (11.2%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		980,000	1,048,600

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		1,780,000	1,909,050

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		1,710,000	1,671,525

Antero Resources Finance Corp. 144A company guaranty sr.
unsec. notes 5 3/8s, 2021		1,405,000	1,419,050

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		2,473,000	2,596,650

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		1,020,000	1,096,500

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017		1,290,000	1,378,688

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		3,479,000	3,779,064

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		1,535,000	1,749,900

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		1,900,000	2,085,250

Chesapeake Energy Corp. company guaranty notes
6 1/2s, 2017		220,000	247,500

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	485,000	717,467

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		$625,000	681,250

Chesapeake Energy Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		820,000	921,475

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		470,000	486,450

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		1,650,000	1,724,250

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		1,720,000	1,857,600

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		970,000	985,763

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		1,280,000	1,302,400

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		1,410,000	1,001,100

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		4,405,000	4,537,150

High Yield Advantage Fund	41

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Oil and gas cont.
Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023	$710,000	$702,900

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	2,730,000	2,880,150

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	1,240,000	1,364,000

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	825,000	878,625

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	2,625,000	2,559,375

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	1,045,000	1,031,938

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	2,880,000	3,024,000

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	1,625,000	1,738,750

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	4,129,000	4,190,935

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	390,000	415,350

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	580,000	607,550

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	625,000	689,063

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	3,380,000	3,743,350

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	525,000	525,000

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	2,380,000	2,653,700

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7s, 2019	4,680,000	4,656,600

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	420,000	243,600

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	1,835,000	1,908,400

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	1,000,000	1,010,000

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	1,350,000	1,407,375

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	360,000	374,400

Newfield Exploration Co. sr. unsec. sub. notes 6 7/8s, 2020	295,000	315,650

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024	1,088,000	1,085,280

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	1,715,000	1,796,463

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	930,000	1,004,400

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	2,230,000	2,397,250

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	4,310,000	4,288,450

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	1,560,000	1,704,445

42	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Oil and gas cont.
Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	$640,000	$694,400

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	640,000	628,800

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	2,650,000	2,848,750

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	955,000	958,581

Sabine Pass Liquefaction, LLC 144A sr. notes 6 1/4s, 2022	1,445,000	1,445,000

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	2,875,000	3,248,750

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	690,000	714,150

Samson Investment Co. 144A sr. unsec. notes 10 1/2s, 2020	3,090,000	3,341,063

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	415,000	434,713

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	610,000	654,286

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	2,315,000	2,488,625

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	715,000	757,900

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	690,000	738,300

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	280,000	299,600

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	1,845,000	1,932,638

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	915,000	949,313

Whiting Petroleum Corp. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	2,490,000	2,570,925

Williams Cos., Inc. (The) notes 7 3/4s, 2031	1,113,000	1,255,743

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	335,000	396,376

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	945,000	949,725

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	2,270,000	2,428,900

		112,130,219
Publishing (0.2%)
Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020	925,000	943,500

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019	1,175,000	1,208,781

		2,152,281
Regional Bells (0.4%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	300,000	324,000

CyrusOne LP/CyrusOne Finance Corp. company guaranty sr.
unsec. notes 6 3/8s, 2022	810,000	830,250

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	925,000	1,059,125

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	1,655,000	1,911,525

		4,124,900
Retail (3.0%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	995,000	1,104,450

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	505,000	580,750

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	450,000	483,750

High Yield Advantage Fund	43

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Retail cont.
Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	$968,000	$968,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	445,000	446,113

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	1,705,000	1,911,731

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	139,000	143,170

Chinos Intermediate Holdings A, Inc. 144A sr. unsec. notes
7 3/4s, 2019 ‡‡	1,665,000	1,681,650

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	2,520,000	2,425,500

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	705,000	736,725

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	2,090,000	2,299,000

L Brands, Inc. sr. notes 5 5/8s, 2022	685,000	702,125

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A sr.
unsec. notes 7 1/2s, 2018 ‡‡	1,965,000	2,033,775

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	1,631,000	1,671,791

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	3,315,000	3,439,313

Neiman Marcus Group, LLC (The) 144A company guaranty sr.
unsec. notes 8 3/4s, 2021 ‡‡	2,245,000	2,312,350

Neiman Marcus Group, LLC (The) 144A company guaranty sr.
unsec. notes 8s, 2021	910,000	935,025

Neiman-Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	1,230,000	1,214,625

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	1,660,000	1,676,600

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	870,000	935,250

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	925,000	948,125

Rent-A-Center, Inc./TX company guaranty sr. unsec. notes
4 3/4s, 2021	1,493,000	1,399,688

		30,049,506
Technology (4.5%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	1,665,000	1,729,519

Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	1,670,000	1,444,550

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	1,675,000	1,687,563

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	1,030,000	932,150

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	3,815,000	3,710,087

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	1,565,000	1,701,938

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	3,885,000	4,555,162

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	5,895,000	6,256,068

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	1,130,000	1,209,100

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	1,710,000	1,881,000

44	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021##	$2,850,000	$2,956,874

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	1,409,000	1,599,215

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	1,870,000	1,888,700

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	870,000	980,925

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	1,160,000	1,339,800

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	630,000	699,300

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	1,620,000	1,652,400

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	296,000	319,680

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	717,000	673,980

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	3,455,000	3,433,405

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	1,040,000	1,085,500

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	950,000	1,033,125

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	2,080,000	2,272,400

		45,042,441
Telecommunications (6.1%)
Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	570,000	617,253

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	2,815,000	2,779,812

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	2,395,000	2,502,774

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,195,000	1,244,294

Equinix, Inc. sr. unsec. notes 7s, 2021	925,000	1,012,875

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	1,750,000	1,876,875

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	1,745,000	1,923,863

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	1,170,000	1,285,538

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	3,330,000	3,513,150

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	6,925,000	7,253,938

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	1,035,000	1,156,613

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	1,210,000	1,355,200

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	270,000	295,650

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	455,000	482,300

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021	655,000	664,825

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	2,770,000	2,853,100

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	1,615,000	1,679,600

High Yield Advantage Fund	45

CORPORATE BONDS AND NOTES (88.8%)* cont.		Principal amount	Value

Telecommunications cont.
NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		$1,960,000	$1,411,200

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		1,480,000	1,613,773

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,285,000	1,370,842

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		800,000	864,000

SBA Telecommunications, Inc. notes 5 3/4s, 2020		1,465,000	1,527,263

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,575,000	3,396,250

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023		4,045,000	4,429,275

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021		2,955,000	3,198,788

Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017		1,790,000	2,076,400

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		885,000	953,588

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		3,575,000	4,321,280

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		465,000	502,781

Wind Acquisition Finance SA company guaranty sr. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	250,000	358,914

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		$1,415,000	1,485,750

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)		550,000	584,375

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		663,009	684,557

			61,276,696
Telephone (0.9%)
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		1,360,000	1,390,600

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		375,000	381,563

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023		280,000	289,800

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021		695,000	729,750

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		500,000	510,000

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018		650,000	677,625

Windstream Corp. company guaranty sr. unsec. notes
6 3/8s, 2023		855,000	816,525

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		2,290,000	2,627,775

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		1,425,000	1,521,188

			8,944,826
Textiles (0.2%)
Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		1,110,000	1,212,675

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		490,000	510,830

Quiksilver, Inc./QS Wholesale, Inc. company guaranty sr. unsec.
notes 10s, 2020		180,000	199,800

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty sr.
unsec. notes 7 7/8s, 2018		180,000	193,500

			2,116,805

46	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Transportation (1.5%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	$4,400,000	$4,669,500

Aguila 3 SA 144A company guaranty sr. unsec. notes 7 7/8s,
2018 (Luxembourg)	800,000	849,000

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	2,309,000	2,511,038

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	2,450,000	2,633,750

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	1,780,000	1,982,475

United Continental Holdings, Inc. company guaranty sr. unsec.
notes 6s, 2020	1,075,000	1,070,969

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	1,380,000	1,376,550

		15,093,282
Utilities and power (4.0%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	520,000	608,400

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	2,255,000	2,643,988

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	2,177,000	2,460,010

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	660,000	623,700

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	1,779,000	1,948,005

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	450,000	462,375

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	370,000	366,300

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	1,630,000	1,768,299

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	2,290,000	2,473,200

El Paso Corp. sr. unsec. notes 7s, 2017	1,160,000	1,312,777

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	705,000	719,398

El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	981,021

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	2,690,000	2,858,125

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022	2,185,000	2,534,600

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	560,000	593,600

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	1,097,000	1,250,580

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	1,085,000	1,169,088

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	430,000	483,750

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	2,825,000	3,241,688

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 7/8s, 2017 ‡‡	990,751	1,045,242

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	1,280,000	1,344,000

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	740,000	830,650

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	380,000	437,950

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	990,000	990,000

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	3,015,000	3,361,725

High Yield Advantage Fund	47

CORPORATE BONDS AND NOTES (88.8%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes
7 5/8s, 2018	$260,000	$296,400

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	1,110,000	1,090,575

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	945,000	864,675

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	305,000	368,747

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	745,000	545,713

		39,674,581

Total corporate bonds and notes (cost $855,264,066)		$890,973,053

SENIOR LOANS (5.0%)* c	Principal amount	Value

Basic materials (0.1%)
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	$950,000	$966,625

		966,625
Capital goods (—%)
Mirror Bidco Corp. bank term loan FRN 5 1/4s,
2019 (Luxembourg)	265,032	266,109

		266,109
Communication services (0.1%)
Asurion Corp. bank term loan FRN 11s, 2019	1,255,000	1,302,063

		1,302,063
Consumer cyclicals (2.5%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018	341,550	343,014

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	211,014	211,871

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018	4,677,740	4,438,005

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	1,824,148	1,833,840

CityCenter Holdings, LLC bank term loan FRN Ser. B, 5s, 2020	1,285,000	1,299,456

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.918s, 2019	4,299,000	4,065,242

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	500,000	499,688

Cumulus Media Holdings, Inc. bank term loan FRN 7 1/2s, 2019	968,427	990,216

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	544,221	503,987

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	420,000	423,402

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	180,000	181,458

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.17s, 2014 ‡‡	—	—

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016	476,438	477,480

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018	598,500	584,072

Neiman Marcus Group, Ltd., Inc. bank term loan FRN 5s, 2020	2,475,000	2,489,424

Travelport, LLC bank term loan FRN 9 1/2s, 2016	3,924,988	4,060,726

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	1,433,801	1,459,341

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	955,000	945,450

		24,806,672
Consumer staples (0.3%)
BJ’s Wholesale Club, Inc. bank term loan FRN 8 1/2s, 2020	650,000	661,985

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	907,725	913,398

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	815,000	825,178

		2,400,561

48	High Yield Advantage Fund

SENIOR LOANS (5.0%)* c cont.	Principal amount	Value

Energy (0.8%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	$1,685,000	$1,716,895

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	1,861,317	1,849,297

Offshore Group Investment, Ltd. bank term loan FRN Ser. B,
5 3/4s, 2019 (Cayman Islands)	606,950	613,273

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	2,430,000	2,466,450

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	1,588,000	1,587,008

		8,232,923
Financials (0.4%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	1,154	1,159

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	336,604	345,756

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	2,605,000	2,545,301

Serta Simmons Holdings, LLC bank term loan FRN Ser. B,
4 1/4s, 2019	864,851	868,087

		3,760,303
Health care (0.3%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	1,220,775	1,220,775

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	878,937	880,029

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	925,668	929,139

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	209,504	210,851

		3,240,794
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan FRN
8 3/8s, 2018 ‡‡	1,950,000	1,911,000

		1,911,000
Utilities and power (0.3%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.73s, 2017	4,223,299	2,918,300

		2,918,300

Total senior loans (cost $50,292,907)		$49,805,350

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount	Value

DFC Global Corp. cv. sr. unsec. unsub. notes 3 1/4s, 2017	$1,101,000	$980,110

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	643,000	831,479

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	654,000	1,372,583

Total convertible bonds and notes (cost $2,609,731)		$3,184,172

SHORT-TERM INVESTMENTS (4.4%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.08% L	43,646,708	$43,646,708

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.11%, October 16, 2014 ∆	$770,000	769,371

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.13%, August 21, 2014 ∆	245,000	244,831

Total short-term investments (cost $44,660,815)		$44,660,910

TOTAL INVESTMENTS

Total investments (cost $952,827,519)		$988,623,485

High Yield Advantage Fund	49

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2012 through November 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,003,892,705.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,079,076 to cover certain derivatives contracts and settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

50	High Yield Advantage Fund

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $32,615,739)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Canadian Dollar	Sell	1/16/14	$470,043	$483,241	$13,198

	Euro	Sell	12/18/13	3,944,571	3,824,517	(120,054)

	Barclays Bank PLC
	British Pound	Sell	12/18/13	3,093,105	2,939,385	(153,720)

	Euro	Buy	12/18/13	1,854,342	1,868,588	(14,246)

	Euro	Sell	12/18/13	1,854,342	1,808,116	(46,226)

	Citibank, N.A.
	Euro	Buy	12/18/13	2,677,362	2,672,059	5,303

	Euro	Sell	12/18/13	2,677,363	2,674,785	(2,578)

	Credit Suisse International
	Euro	Sell	12/18/13	1,638,566	1,565,996	(72,570)

	Deutsche Bank AG
	Euro	Buy	12/18/13	510,634	510,355	279

	Euro	Sell	12/18/13	510,634	514,678	4,044

	Goldman Sachs International
	Euro	Buy	12/18/13	800,736	799,297	1,439

	Euro	Sell	12/18/13	800,736	776,403	(24,333)

HSBC Bank USA, National Association
	Euro	Buy	12/18/13	426,525	426,559	(34)

	Euro	Sell	12/18/13	426,525	432,298	5,773

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	1/16/14	495,895	510,234	14,339

	Euro	Buy	12/18/13	1,743,193	1,741,503	1,690

	Euro	Sell	12/18/13	1,743,193	1,696,045	(47,148)

	Royal Bank of Scotland PLC (The)
	Euro	Buy	12/18/13	1,094,506	1,091,618	2,888

	Euro	Sell	12/18/13	1,094,506	1,097,084	2,578

	State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/16/14	1,286,695	1,323,682	36,987

	Euro	Sell	12/18/13	2,280,595	2,210,822	(69,773)

	UBS AG
	Euro	Sell	12/18/13	559,958	495,288	(64,670)

	WestPac Banking Corp.
	Canadian Dollar	Sell	1/16/14	1,120,958	1,153,186	32,228

	Total					$(494,606)

High Yield Advantage Fund	51

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$3,184,172	$—

Corporate bonds and notes	—	890,973,053	—

Senior loans	—	49,805,350	—

Short-term investments	43,646,708	1,014,202	—

Totals by level	$43,646,708	$944,976,777	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(494,606)	$—

Totals by level	$—	$(494,606)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

52	High Yield Advantage Fund

Statement of assets and liabilities 11/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $909,180,811)	$944,976,777
Affiliated issuers (identified cost $43,646,708) (Notes 1 and 5)	43,646,708

Cash	101,725

Interest and other receivables	16,493,421

Receivable for shares of the fund sold	6,278,179

Receivable for investments sold	5,233,571

Unrealized appreciation on forward currency contracts (Note 1)	120,746

Total assets	1,016,851,127

LIABILITIES

Payable for investments purchased	9,679,592

Payable for shares of the fund repurchased	1,085,528

Payable for compensation of Manager (Note 2)	466,376

Payable for custodian fees (Note 2)	10,552

Payable for investor servicing fees (Note 2)	262,526

Payable for Trustee compensation and expenses (Note 2)	307,125

Payable for administrative services (Note 2)	3,337

Payable for distribution fees (Note 2)	345,660

Unrealized depreciation on forward currency contracts (Note 1)	615,352

Other accrued expenses	182,374

Total liabilities	12,958,422

Net assets	$1,003,892,705

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,041,257,167

Undistributed net investment income (Note 1)	2,432,401

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(75,103,339)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	35,306,476

Total — Representing net assets applicable to capital shares outstanding	$1,003,892,705

(Continued on next page)

High Yield Advantage Fund	53

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($565,903,958 divided by 91,344,686 shares)	$6.20

Offering price per class A share (100/96.00 of $6.20)*	$6.46

Net asset value and offering price per class B share ($17,154,291 divided by 2,829,098 shares)**	$6.06

Net asset value and offering price per class C share ($28,948,543 divided by 4,789,294 shares)**	$6.04

Net asset value and redemption price per class M share
($134,947,812 divided by 21,807,930 shares)	$6.19

Offering price per class M share (100/96.75 of $6.19)†	$6.40

Net asset value, offering price and redemption price per class R share
($24,687,175 divided by 3,990,012 shares)	$6.19

Net asset value, offering price and redemption price per class Y share
($232,250,926 divided by 36,088,796 shares)	$6.44

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

54	High Yield Advantage Fund

Statement of operations Year ended 11/30/13

INVESTMENT INCOME

Interest (net of foreign tax of $2,824) (including interest income of $34,003 from investments
in affiliated issuers) (Note 5)	$69,152,720

Total investment income	69,152,720

EXPENSES

Compensation of Manager (Note 2)	5,741,434

Investor servicing fees (Note 2)	1,627,859

Custodian fees (Note 2)	27,232

Trustee compensation and expenses (Note 2)	87,330

Distribution fees (Note 2)	2,839,694

Administrative services (Note 2)	30,520

Other	432,895

Total expenses	10,786,964

Expense reduction (Note 2)	(1,646)

Net expenses	10,785,318

Net investment income	58,367,402

Net realized gain on investments (Notes 1 and 3)	19,937,906

Net increase from payments by affiliates (Note 2)	5,437

Net realized loss on swap contracts (Note 1)	(40,734)

Net realized loss on foreign currency transactions (Note 1)	(18,001)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(452,468)

Net unrealized depreciation of investments during the year	(2,912,894)

Net gain on investments	16,519,246

Net increase in net assets resulting from operations	$74,886,648

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund	55

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/13	Year ended 11/30/12

Operations:
Net investment income	$58,367,402	$60,674,884

Net realized gain on investments
and foreign currency transactions	19,884,608	7,334,152

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(3,365,362)	65,765,841

Net increase in net assets resulting from operations	74,886,648	133,774,877

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(41,244,151)	(39,862,201)

Class B	(933,561)	(722,360)

Class C	(1,623,946)	(1,457,020)

Class M	(7,399,731)	(8,496,166)

Class R	(1,563,283)	(1,442,102)

Class Y	(9,935,475)	(8,559,900)

Redemption fees (Note 1)	9,696	17,085

Increase from capital share transactions (Note 4)	25,485,428	97,306,379

Total increase in net assets	37,681,625	170,558,592

NET ASSETS

Beginning of year	966,211,080	795,652,488

End of year (including undistributed net investment income
of $2,432,401 and $6,418,575, respectively)	$1,003,892,705	$966,211,080

The accompanying notes are an integral part of these financial statements.

56	High Yield Advantage Fund

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High Yield Advantage Fund	57

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
November 30, 2013	$6.12	.36	.11	.47	(.39)	(.39)	—	—	$6.20	7.84	$565,904	1.04	5.85	49
November 30, 2012	5.62	.40	.50	.90	(.40)	(.40)	—	—	6.12	16.55	652,557	1.04	6.74	40
November 30, 2011	5.90	.43	(.27)	.16	(.44)	(.44)	—	— [f]	5.62	2.58	510,880	1.04	7.25	57
November 30, 2010	5.56	.44	.32	.76	(.42)	(.42)	—	—	5.90	14.10	535,054	1.05 [e]	7.66 [e]	71
November 30, 2009	4.05	.40	1.55	1.95	(.44)	(.44)	—	—	5.56	50.64	479,094	1.13 [e]	8.13 [e]	59

Class B
November 30, 2013	$5.99	.31	.10	.41	(.34)	(.34)	—	—	$6.06	6.98	$17,154	1.79	5.07	49
November 30, 2012	5.52	.35	.48	.83	(.36)	(.36)	—	—	5.99	15.48	15,257	1.79	5.94	40
November 30, 2011	5.80	.38	(.27)	.11	(.39)	(.39)	—	— [f]	5.52	1.84	8,076	1.79	6.50	57
November 30, 2010	5.47	.39	.32	.71	(.38)	(.38)	—	—	5.80	13.28	7,520	1.80 [e]	6.93 [e]	71
November 30, 2009	3.99	.35	1.54	1.89	(.41)	(.41)	—	—	5.47	49.61	9,033	1.88 [e]	7.41 [e]	59

Class C
November 30, 2013	$5.97	.31	.10	.41	(.34)	(.34)	—	—	$6.04	7.01	$28,949	1.79	5.08	49
November 30, 2012	5.50	.35	.48	.83	(.36)	(.36)	—	—	5.97	15.52	29,271	1.79	5.95	40
November 30, 2011	5.78	.37	(.25)	.12	(.40)	(.40)	—	— [f]	5.50	1.90	15,915	1.79	6.49	57
November 30, 2010	5.46	.39	.31	.70	(.38)	(.38)	—	—	5.78	13.13	9,464	1.80 [e]	6.92 [e]	71
November 30, 2009	3.98	.35	1.54	1.89	(.41)	(.41)	—	—	5.46	49.80	10,020	1.88 [e]	7.16 [e]	59

Class M
November 30, 2013	$6.11	.34	.12	.46	(.38)	(.38)	—	—	$6.19	7.64	$134,948	1.29	5.58	49
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—	—	6.11	16.13	123,203	1.29	6.51	40
November 30, 2011	5.90	.42	(.27)	.15	(.43)	(.43)	—	— [f]	5.62	2.37	130,758	1.29	7.00	57
November 30, 2010	5.57	.43	.31	.74	(.41)	(.41)	—	—	5.90	13.65	164,632	1.30 [e]	7.42 [e]	71
November 30, 2009	4.05	.39	1.56	1.95	(.43)	(.43)	—	—	5.57	50.52	178,550	1.38 [e]	7.97 [e]	59

Class R
November 30, 2013	$6.11	.35	.11	.46	(.38)	(.38)	—	—	$6.19	7.64	$24,687	1.29	5.59	49
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—	—	6.11	16.13	26,120	1.29	6.46	40
November 30, 2011	5.90	.41	(.26)	.15	(.43)	(.43)	—	— [f]	5.62	2.37	16,209	1.29	6.98	57
November 30, 2010	5.56	.43	.32	.75	(.41)	(.41)	—	—	5.90	13.86	11,085	1.30 [e]	7.34 [e]	71
November 30, 2009	4.05	.38	1.56	1.94	(.43)	(.43)	—	—	5.56	50.32	4,728	1.38 [e]	7.63 [e]	59

Class Y
November 30, 2013	$6.34	.38	.12	.50	(.40)	(.40)	—	—	$6.44	8.10	$232,251.79		6.00	49
November 30, 2012	5.81	.43	.52	.95	(.42)	(.42)	—	—	6.34	16.76	119,803.79		6.99	40
November 30, 2011	6.08	.46	(.28)	.18	(.45)	(.45)	—	— [f]	5.81	2.88	113,815.79		7.49	57
November 30, 2010	5.71	.47	.33	.80	(.43)	(.43)	—	—	6.08	14.49	97,130	.80 [e]	7.87 [e]	71
November 30, 2009	4.15	.43	1.58	2.01	(.45)	(.45)	—	—	5.71	50.98	66,691	.88 [e]	8.35 [e]	59

The accompanying notes are an integral part of these financial statements.

58	High Yield Advantage Fund	High Yield Advantage Fund	59

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	0.01%

November 30, 2009	0.09

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

60	High Yield Advantage Fund

Notes to financial statements 11/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2012 through November 30, 2013.

Putnam High Yield Advantage Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders,

High Yield Advantage Fund	61

between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

62	High Yield Advantage Fund

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $545,087 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $354,694.

High Yield Advantage Fund	63

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2013, the fund had a capital loss carryover of $73,745,839 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$14,365,590	$—	$14,365,590	November 30, 2016

59,380,249	—	59,380,249	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $346,571 to increase undistributed net investment income, $5,329,838 to increase paid-in-capital and $5,676,409 to increase accumulated net realized loss.

64	High Yield Advantage Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$43,252,777
Unrealized depreciation	(8,814,311)

Net unrealized appreciation	34,438,466
Undistributed ordinary income	2,435,588
Capital loss carryforward	(73,745,839)
Cost for federal income tax purposes	$954,185,019

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $5,437 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

High Yield Advantage Fund	65

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,063,501	Class R	41,859

Class B	27,086	Class Y	251,122

Class C	46,878	Total	$1,627,859

Class M	197,413

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,646 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $664, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,643,545	Class M	609,677

Class B	167,375	Class R	129,326

Class C	289,771	Total	$2,839,694

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $45,874 and $516 from the sale of class A and class M shares, respectively, and received $5,600 and $2,814 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $55 and no monies on class A and class M redemptions, respectively.

66	High Yield Advantage Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $522,748,933 and $471,362,713, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/13		Year ended 11/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	35,692,145	$220,700,326	34,034,672	$202,599,367

Shares issued in connection with
reinvestment of distributions	5,316,813	32,865,975	5,670,687	33,574,614

	41,008,958	253,566,301	39,705,359	236,173,981

Shares repurchased	(56,352,605)	(347,271,086)	(23,887,276)	(141,992,891)

Net increase (decrease)	(15,343,647)	$(93,704,785)	15,818,083	$94,181,090

	Year ended 11/30/13		Year ended 11/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	790,180	$4,801,049	1,506,951	$8,803,078

Shares issued in connection with
reinvestment of distributions	125,022	756,558	93,908	547,236

	915,202	5,557,607	1,600,859	9,350,314

Shares repurchased	(632,451)	(3,821,312)	(518,250)	(3,027,472)

Net increase	282,751	$1,736,295	1,082,609	$6,322,842

	Year ended 11/30/13		Year ended 11/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,271,289	$7,693,913	2,684,363	$15,569,195

Shares issued in connection with
reinvestment of distributions	217,229	1,311,055	200,002	1,160,670

	1,488,518	9,004,968	2,884,365	16,729,865

Shares repurchased	(1,598,979)	(9,640,955)	(877,499)	(5,107,018)

Net increase (decrease)	(110,461)	$(635,987)	2,006,866	$11,622,847

	Year ended 11/30/13		Year ended 11/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	4,116,672	$25,455,503	468,594	$2,800,522

Shares issued in connection with
reinvestment of distributions	46,023	284,205	49,298	291,693

	4,162,695	25,739,708	517,892	3,092,215

Shares repurchased	(2,508,852)	(15,549,907)	(3,622,077)	(21,541,253)

Net increase (decrease)	1,653,843	$10,189,801	(3,104,185)	$(18,449,038)

High Yield Advantage Fund	67

	Year ended 11/30/13		Year ended 11/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	1,606,793	$9,943,796	1,958,340	$11,604,867

Shares issued in connection with
reinvestment of distributions	253,163	1,563,232	243,330	1,442,102

	1,859,956	11,507,028	2,201,670	13,046,969

Shares repurchased	(2,143,207)	(13,216,731)	(812,157)	(4,830,060)

Net increase (decrease)	(283,251)	$(1,709,703)	1,389,513	$8,216,909

	Year ended 11/30/13		Year ended 11/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	36,859,091	$235,384,394	7,870,709	$48,345,465

Shares issued in connection with
reinvestment of distributions	1,170,541	7,502,533	1,102,272	6,764,955

	38,029,632	242,886,927	8,972,981	55,110,420

Shares repurchased	(20,850,344)	(133,277,120)	(9,661,199)	(59,698,691)

Net increase (decrease)	17,179,288	$109,609,807	(688,218)	$(4,588,271)

At the close of the reporting period, a shareholder of record owned 5.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$40,591,647	$103,683,370	$144,275,017	$14,925	$—

Putnam Short Term
Investment Fund*	—	362,119,687	318,472,979	19,078	43,646,708

Totals	$40,591,647	$465,803,057	$462,747,996	$34,003	$43,646,708

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

68	High Yield Advantage Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$25,500,000

OTC credit default swap contracts (notional)	—*

* For the reporting period, the transactions were minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign
exchange contracts	Receivables	$120,746	Payables	$615,352

Total		$120,746		$615,352

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(40,734)	$(40,734)

Foreign exchange contracts	(41,318)	—	(41,318)

Total	$(41,318)	$(40,734)	$(82,052)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(450,777)	$(450,777)

Total	$(450,777)	$(450,777)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

High Yield Advantage Fund	69

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $48,667,516 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

70	High Yield Advantage Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

High Yield Advantage Fund	71

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

72	High Yield Advantage Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

High Yield Advantage Fund	73

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

74	High Yield Advantage Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

High Yield Advantage Fund	75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76	High Yield Advantage Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN032
284873 1/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2013	$83,156	$ —	$4,563	$ —
November 30, 2012	$80,880	$ —	$4,450	$ —

For the fiscal years ended November 30, 2013 and November 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,563 and $4,450 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2013	$ —	$ —	$ —	$ —

November 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2014